COLLATERAL DEPOSIT AGREEMENT{PRIVATE }


          This COLLATERAL DEPOSIT AGREEMENT (this "AGREEMENT") is dated as of May 14, 1997 and entered into by and among SNAKE RIVER SUGAR COMPANY, an Oregon cooperative ("COMPANY"), VALHI, INC., a Delaware corporation ("VALHI"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Collateral Agent for the holders of the Notes referred to below ("COLLATERAL AGENT").


                    PRELIMINARY STATEMENTS

              Pursuant to those certain Note Purchase Agreements (the "NOTE PURCHASE AGREEMENTS," the terms defined therein and not otherwise defined herein being used herein as therein defined), each dated May 14, 1997, between Company and the purchasers referred to therein (the "PURCHASERS"), Company has issued to the Purchasers $100,000,000 aggregate principal amount of its 10.80% Senior Notes due April 30, 2009 (said Senior Notes, as they may hereafter be amended, supplemented or otherwise modified from time to time, being the "NOTES").

              Pursuant to a Loan and Security Agreement dated as of January 3, 1997, as amended and restated by the Subordinated Loan Agreement dated as of May 14, 1997, Company has issued to Valhi, Inc., a Delaware Corporation ("VALHI") a subordinated note in the principal amount of $80,000,000 (as such subordinated note may be amended, renewed or otherwise modified from time to time the "SUBORDINATED NOTE").

              As Company may from time to time wish to make, and Valhi may wish to receive, payments of the principal and interest on the Subordinated Note and the holders of the Notes require that such payments not interfere with Company's obligations under the Note Purchase Agreements and the Notes, Collateral Agent, Valhi and Company desire to enter into this Agreement, pursuant to which Company or Valhi shall, if it is desired that certain payments be made on the Subordinated Note, deposit certain funds in collateral accounts established herein to be maintained by or for Collateral Agent.

              It is a condition precedent to the initial purchase of Notes by Purchasers under the Note Purchase Agreements that Company and Valhi shall have undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Purchasers to purchase Notes under the Note Purchase Agreements and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of Company and Valhi hereby agrees with Collateral Agent as follows:
          DEFINITIONS.  The following terms used in this Agreement shall have the following meanings:

         "CASH EQUIVALENTS" means, as at any date of determination,
(i) marketable securities issued or directly and unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within thirty
(30) days from such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within thirty (30) days from such date and, at the time of acquisition thereof, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; (iii) commercial paper maturing no more than thirty (30) days from such date and, at the time of acquisition thereof, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; and (iv) certificates of deposit or bankers' acceptances maturing within thirty (30) days from such date issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having unimpaired capital and surplus of not less than $500,000,000.

         "COMPANY AGREEMENT" means the Company Agreement of LLC dated as of January 3, 1997, as amended to the date of the Closing.

         "FULLY FUNDED", with respect to the Payment Deposit Accounts, means such accounts contain (i) cash and/or Cash Equivalents with a fair market value of at least $5,000,000 plus (ii) marketable securities (in the case of the Valhi/Snake Account only), cash and/or Cash Equivalents with a fair market value of $5,000,000 (marketable securities in the Valhi/Snake Account being marked to market by the Collateral Agent on a quarterly basis on the last Business Day of each March, June, September and December).
         "INVESTMENTS" means those investments, if any, made by Collateral
Agent pursuant to Section 5.

         "PAYMENT DEPOSIT" means (i) the Payment Deposit Accounts and all amounts from time to time on deposit therein, (ii) all Investments, including all certificates and instruments from time to time representing or evidencing such Investments and any account or accounts in which such Investments may be held by, or in the name of, Collateral Agent for or on behalf of Company or Valhi, as the case may be, (iii) all notes, certificates of deposit, checks and other instruments and all deposits and securities from time to time hereafter transferred to or otherwise possessed by, or held in the name of, Collateral Agent for or on behalf of Company or Valhi in substitution for or in addition to any or all of the Payment Deposit, (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Payment Deposit, and (v) to the extent not covered by clauses (i) through (iv) above, all proceeds of any or all of the foregoing Payment Deposit.

         "PAYMENT DEPOSIT ACCOUNTS" means the Snake River Payment Deposit Account and Valhi/Snake Payment Deposit Account established and maintained with Collateral Agent pursuant to Section 2.

         "SECURED OBLIGATIONS" means all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Note Purchase Agreements, the Notes and the Collateral Documents and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliqui-dated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent or any holder of a Note as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Company now or hereafter existing under this Agreement.

         "SNAKE RIVER ACCOUNT" has the meaning given in Section 2.

         "VALHI/SNAKE ACCOUNT" has the meaning given in Section 2.

           PAYMENT DEPOSIT ACCOUNT; FULL FUNDING OF ACCOUNT.


              The Collateral Agent will establish and maintain at its office at 79 South Main Street, Corporate Trust Department, Salt Lake City, Utah, as blocked accounts in the name of the Collateral Agent and under the sole dominion and control of Collateral Agent, a deposit account designated as the "Snake River Payment Deposit Account" (the "SNAKE RIVER ACCOUNT") and a deposit account designated as the Valhi/Snake Payment Deposit Account (the "VALHI/SNAKE ACCOUNT").

              From time to time as contemplated by Section 10.5 of the Note Purchase Agreements, Company may deposit with the Collateral Agent cash and Cash Equivalents to be placed in the Snake River Account and Valhi may deposit with the Collateral Agent to be placed in the Valhi/Snake Account marketable securities, cash and Cash Equivalents so that the Payment Deposit Accounts will at all times remain Fully Funded. The Collateral Agent shall hold such cash and Cash Equivalents and, as to the Valhi/Snake Account, marketable securities in the Payment Deposit Accounts pursuant to the terms hereof. If, as of the last Business Day of each March, June, September and December, Collateral Agent determines that the Payment Deposit Accounts are not Fully Funded, Collateral Agent will promptly notify Company and Valhi of the amount required to cause the Payment Deposit Account to be Fully Funded.
              Any interest and dividends received in respect of marketable securities and Investments of any amounts held in the Payment Deposit Accounts shall be delivered by Collateral Agent to Company or Valhi (as appropriate) on the last Business Day of each March, June, September and December, provided that such interest and dividends shall be retained in the Payment Deposit Accounts to the extent necessary to keep the Payment Deposit Accounts Fully Funded; provided that Collateral Agent shall not deliver to Company any such interest received in respect of Investments if an Event of Default or Default has occurred and is then continuing.

              Notwithstanding Section 2(b) above, if no Default or Event of Default shall have occurred and be continuing, then in the event Company shall have repaid (without the exercise by the Required Holders or the Collateral Agent of remedies under the Note Purchase Agreements or the Collateral Documents) an amount in excess of $50,000,000 in principal amount of the Notes, the Collateral Agent will, at the request of Company or Valhi, as applicable, terminate its security interest in the Payment Deposit and the Payment Deposit Accounts and Company (as to the Snake River Account) or Valhi (as to the Valhi/Snake Accounts) shall be entitled to the return of the Payment Deposit, all in accordance with Section 15 of this Agreement, except to the extent of any obligations or expenses that have arisen on or prior to the date of repayment, in respect of Section 14 of this Agreement. If a Default or Event of Default has occurred and is continuing at the time the Company or Valhi, as applicable, would be entitled to the return of the Payment Deposit under this Section 2(d) but for the existence of such Default or Event of Default, and the Company or Valhi, as applicable, requests the return of the Payment Deposit as provided above, then the Collateral Agent, at the direction of the Required Holders, shall within a reasonable period either (i) liquidate the Payment Deposit and apply the proceeds thereof as a prepayment of the Notes pursuant to Section 8.2 of the Note Purchase Agreements, together with accrued interest and Make-Whole Amount, if any, on the amount so prepaid (and the Company and Valhi hereby authorize such liquidation of the Payment Deposit and prepayment of the Notes), provided that the Collateral Agent shall provide Valhi written notice prior to any such liquidation of the Payment Deposit and Valhi shall have five days after receipt of such notice to substitute cash for marketable securities included in the Payment Deposit or (ii) return the Payment Deposit to the Company (as to the Snake River Account) or to Valhi (as to the Valhi/Snake Account).

           PLEDGE OF SECURITY FOR SECURED OBLIGATIONS.  Each of Company and

Valhi hereby pledges and assigns to Collateral Agent, and hereby grants to Collateral Agent a security interest in, all of Company's or Valhi's (as the case may be) right, title and interest in and to the Payment Deposit as collateral security for the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section362(a)), of all Secured Obligations.

           DELIVERY OF PAYMENT DEPOSIT.  (a) All certificates or instruments,

if any, representing or evidencing Payment Deposit shall be delivered to and held by or on behalf of Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Company's or Valhi's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Collateral Agent. In the event any portion of Payment Deposit is not evidenced by a certificate, a notation reflecting title in the name of Collateral Agent or the security interest of Collateral Agent shall be made in the records of the issuer of such Payment Deposit or in such other appropriate records as Collateral Agent may require, all in form and substance satisfactory to Collateral Agent. Collateral Agent shall have the right, at any time in its discretion and without notice to Company or Valhi, to transfer to or to register in the name of Collateral Agent or any of its nominees any or all of the Payment Deposit. In addition, Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Payment Deposit for certificates or instruments of smaller or larger denominations.

              (b) So long as no Event of Default shall have occurred and be continuing:

              (i) Valhi shall be entitled to exercise any and all voting and other consensual rights pertaining to the marketable securities in the Valhi/Snake Account or any part thereof for any purpose not inconsistent with the terms of this Agreement;

              (ii) Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to Valhi all such proxies and other instruments as Valhi may from time to time reasonably request for the purpose of enabling Valhi to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above.

         (c) Upon the occurrence and during the continuation of an Event of Default and upon written notice from Collateral Agent to Valhi, all rights of Valhi to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 4(b)(i) shall cease, and all such rights shall thereupon become vested in Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights.

           INVESTMENT OF AMOUNTS IN THE PAYMENT DEPOSIT ACCOUNT.  Cash held by

Collateral Agent in the Payment Deposit Accounts shall not be invested or reinvested except as provided in this Section 5.

              Except as otherwise provided in Section 13, any cash on deposit in the Payment Deposit Accounts shall, so long as no Event of Default or Default has occurred and is continuing, be invested by Collateral Agent in its own name in Cash Equivalents from time to time designated by Company or Valhi, as applicable, in written notices to Collateral Agent.

              Collateral Agent is hereby authorized to sell, and shall sell, all or any designated part of the securities constituting part of the Payment Deposit (i) so long as no Event of Default or Default shall have occurred and be continuing, upon receipt of appropriate written instructions from Company or Valhi (as applicable) or (ii) in any event if such sale is necessary to permit Collateral Agent to perform its duties hereunder. Collateral Agent shall have no responsibility for any loss resulting from a fluctuation in interest rates or otherwise. Subject to the provisions of Section 2(c), any interest received in respect of securities constituting part of the Payment Deposit and the net proceeds of the sale or payment of any such securities shall be held in the Payment Deposit Accounts by Collateral Agent pending investment thereof pursuant to Section 5(a).

              Valhi may at any time instruct the Collateral Agent to sell the marketable securities held in the Valhi/Snake Account, the proceeds of which sale shall be retained in the Valhi/Snake Account and may be invested as provided in this Section 5.

              The Payment Deposit Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

           REPRESENTATIONS AND WARRANTIES.  (a) Company represents and warrants as follows:

         (i)  Ownership of Payment Deposit.  Company is (or at the time of transfer to Collateral Agent thereof will be) the legal and beneficial owner of the Payment Deposit from time to time transferred by Company to Collateral Agent, free and clear of any Lien except for the security interest created by this Agreement.

         (ii) Governmental Authorizations.  No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (x) the grant by Company of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Company or (y) the perfection of or the exercise by Collateral Agent of its rights and remedies hereunder (except as may have been taken by or at the direction of Company) other than the filing of appropriate UCC-1 financing statements.

         (iii)     Perfection.  Assuming continued possession of the Payment

Deposit by the Collateral Agent, the pledge and assignment of the Payment Deposit pursuant to this Agreement creates a valid and perfected first priority security interest in the Payment Deposit, securing the payment of the Secured Obligations.

         (iv) Other Information.  All information heretofore, herein or hereafter supplied to Collateral Agent by or on behalf of Company with respect to the Payment Deposit is accurate and complete in all material respects.

    (b)  Valhi represents and warrants as follows:

         (i)  Ownership of Payment Deposit.  Valhi is (or at the time of transfer to Collateral Agent thereof will be) the legal and beneficial owner of the Payment Deposit from time to time transferred by Valhi to Collateral Agent, free and clear of any Lien except for the security interest created by this Agreement.

         (ii) Governmental Authorizations.  No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (x) the grant by Valhi of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Valhi or (y) the perfection of or the exercise by Collateral Agent of its rights and remedies hereunder (except as may have been taken by or at the direction of Valhi) other than the filing of appropriate UCC-1 financing statements.

         (iii)     Perfection.  Assuming continued possession of the Payment

Deposit by the Collateral Agent, the pledge and assignment of the Payment Deposit pursuant to this Agreement creates a valid and perfected first priority security interest in the Payment Deposit, securing the payment of the Secured Obligations.

         (iv) Other Information.  All information heretofore, herein or hereafter supplied to Collateral Agent by or on behalf of Valhi with respect to the Payment Deposit is accurate and complete in all material respects.

           FURTHER ASSURANCES.  Each of Company and Valhi agrees that from time to time, at the expense of Company or Valhi, as the case may be, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Payment Deposit. Without limiting the generality of the foregoing, Company and Valhi will:
(i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Collateral Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Collateral Agent's request, appear in and defend any action or proceeding that may affect Company's or Valhi's title to or Collateral Agent's security interest in all or any part of the Payment Deposit.

           TRANSFERS AND OTHER LIENS.  Each of Company and Valhi agrees that it will not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any part of the Payment Deposit or (b) create or suffer to exist any Lien upon or with respect to any of the Payment Deposit, except for the security interest under this Agreement.

           COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.  Each of Company and

Valhi hereby irrevocably appoints Collateral Agent as Company's and Valhi's attorney-in-fact, with full authority in the place and stead of Company or Valhi, as the case may be, and in the name of Company or Valhi, as the case may be, Collateral Agent or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument that Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Payment Deposit without the signature of Company or Valhi and (b) to receive, endorse and collect any instruments made payable to Company or Valhi representing any dividend, principal or interest payment or other distribution in respect of the Payment Deposit or any part thereof and to give full discharge for the same.

           COLLATERAL AGENT MAY PERFORM.  If Company or Valhi fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable by Company or Valhi, as applicable, under
Section 14.

           STANDARD OF CARE.  The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Payment Deposit and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Payment Deposit in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Payment Deposit, it being understood that Collateral Agent shall have no responsibility for
(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Payment Deposit, whether or not Collateral Agent has or is deemed to have knowledge of such matters,
(b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Payment Deposit) to preserve rights against any parties with respect to any Payment Deposit,
(c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Payment Deposit, (d) initiating any action to protect the Payment Deposit against the possibility of a decline in market value, (e) any loss resulting from Investments made pursuant to Section 5, except for a loss resulting from Collateral Agent's gross negligence or willful misconduct in complying with
Section 5, or (f) determining (i) the correctness of any statement or calculation made by Company or Valhi in any written instructions or (ii) whether any deposit in the Payment Deposit Account is proper. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Payment Deposit in its possession if such Payment Deposit is accorded treatment substantially equal to that which Collateral Agent accords its own property consisting of negotiable securities.

          REMEDIES.  If any Event of Default shall have occurred and be continuing, Collateral Agent may exercise in respect of the Payment Deposit, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Payment Deposit), and Collateral Agent may also in its sole discretion, without notice except as specified below, sell the Payment Deposit or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Payment Deposit. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Company or Valhi, and each of Company and Valhi hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each of Company and Valhi agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Company or Valhi, as applicable of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of the Payment Deposit regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

           APPLICATION OF PROCEEDS.  Subject to the provisions of Section 2(b),

if any Event of Default shall have occurred and be continuing, all cash held by Collateral Agent as Payment Deposit and all proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Payment Deposit may, in the discretion of Collateral Agent, be held by Collateral Agent as Payment Deposit for, and/or then, or at any other time thereafter, applied in full or in part by Collateral Agent against, the Secured Obligations in the following order of priority:

         FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith, and all amounts for which Collateral Agent is entitled to indemnification hereunder and all advances made by Collateral Agent hereunder for the account of Company or Valhi, and to the payment of all costs and expenses paid or incurred by Collateral Agent in connection with the exercise of any right or remedy hereunder, all in accordance with
    Section 14;

         SECOND: To the payment of all other Secured Obligations in such order as Collateral Agent shall elect; and

         THIRD: To the payment to or upon the order of Company or Valhi, as applicable, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

           INDEMNITY AND EXPENSES.


              Company agrees to indemnify Collateral Agent from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Collateral Agent's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

              Company will pay to Collateral Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Payment Deposit, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder, or (iv) the failure by Company or Valhi to perform or observe any of the provisions hereof.

           CONTINUING SECURITY INTEREST; TRANSFER OF NOTES.  This Agreement

shall create a continuing security interest in the Payment Deposit and shall
(a) remain in full force and effect until the payment in full of the Secured Obligations or the time at which the condition set forth in Section 2(d) shall have been satisfied, (b) be binding upon Company and Valhi, its successors and assigns, and (c) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of Section 13.2 of the Note Purchase Agreements, any holder of a Note may assign or otherwise transfer any Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Collateral Agent herein or otherwise. Upon the payment in full of all Secured Obligations the security interest granted hereby shall terminate and all rights to the Payment Deposit shall revert to Company or Valhi, as applicable. Upon any such termination Collateral Agent will, at Company's or Valhi's expense, execute and deliver to Company or Valhi such documents as Company or Valhi shall reasonably request to evidence such termination and Company and/or Valhi, as applicable, shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Collateral Agent, of such of the Payment Deposit as shall not have been sold or otherwise applied pursuant to the terms hereof.

           COLLATERAL AGENT AS AGENT.


              Collateral Agent has been appointed to act as Collateral Agent hereunder by Purchasers. Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Payment Deposit), solely in accordance with this Agreement and the Collateral Agency Agreement.
              Collateral Agent shall at all times be the same Person that is Collateral Agent under the Collateral Agency Agreement. Written notice of resignation by Collateral Agent pursuant to the Collateral Agency Agreement shall also constitute notice of resignation as Collateral Agent under this Agreement; removal of Collateral Agent pursuant to the Collateral Agency Agreement shall also constitute removal as Collateral Agent under this Agreement; and appointment of a successor Collateral Agent pursuant to the Collateral Agency Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as Collateral Agent under the Collateral Agency Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, securities and other items of Payment Deposit held hereunder (which shall be deposited in new Payment Deposit Accounts established and maintained by such successor Collateral Agent), together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent hereunder.
           SURETYSHIP WAIVERS BY VALHI, ETC.
         (a) Valhi agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Secured Obligations. In furtherance of the foregoing and without limiting the generality thereof, Valhi agrees as follows: (i) Collateral Agent may from time to time, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any limitation, impairment or discharge of Valhi's liability hereunder,
(A) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Secured Obligations, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Secured Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (C) request and accept guaranties of the Secured Obligations and take and hold other security for the payment of the Secured obligations,
(D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Secured Obligations, any guaranties of the Secured Obligations, or any other obligation of any Person with respect to the Secured Obligations, (E) enforce and apply any other security now or hereafter held by or for the benefit of Collateral Agent in respect of the Secured Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Collateral Agent may have against any such security, as Collateral Agent in its discretion may determine consistent with the Notes and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (F) exercise any other rights available to Collateral Agent under the Notes, at law or in equity; and (ii) this Agreement and the obligations of Valhi hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Secured Obligations), including without limitation the occurrence of any of the following, whether or not Valhi shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Secured Obligations or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Secured Obligations, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Notes or any agreement or instrument executed pursuant thereto, or of any guaranty or other security for the Secured Obligations, (C) the Secured Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) any failure to perfect or continue perfection of a security interest in any other collateral which secures any of the Secured Obligations, (E) any defenses, set-offs or counterclaims which Company may allege or assert against Collateral Agent in respect of the Secured Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (F) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Valhi as an obligor in respect of the Secured Obligations.

         (b)  Valhi hereby waives, for the benefit of Collateral Agent:
(i) any right to require Collateral Agent, as a condition of payment or performance by Valhi, to (A) proceed against Company, any guarantor of the Secured Obligations or any other Person, (B) proceed against or exhaust any other security held from Company, any guarantor of the Secured Obligations or any other Person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of Collateral Agent in favor of Company or any other Person, or (D) pursue any other remedy in the power of Collateral Agent whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Secured Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Secured Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon Collateral Agent's errors or omissions in the administration of the Secured Obligations, except behavior which amounts to bad faith; (v) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of Valhi's obligations hereunder, (B) the benefit of any statute of limitations affecting Valhi's liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that Collateral Agent protect, secure, perfect or insure any other security interest or lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under the Notes or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Secured Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in the preceding paragraph and any right to consent to any thereof; and (vii) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.

         (c) Until the Secured Obligations shall have been paid in full, Valhi shall withhold exercise of (i) any claim, right or remedy, direct or indirect, that Valhi now has or may hereafter have against Company or any of its assets in connection with this Agreement or the performance by Valhi of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (A) any right of subrogation, reimbursement or indemnification that Valhi now has or may hereafter have against Company, (B) any right to enforce, or to participate in, any claim, right or remedy that Collateral Agent now has or may hereafter have against Company, and (C) any benefit of, and any right to participate in, any other collateral or security now or hereafter held by Collateral Agent, and (ii) any right of contribution Valhi may have against any guarantor of any of the Secured Obligations. Valhi further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Valhi may have against Company or against any other collateral or security, and any rights of contribution Valhi may have against any such guarantor, shall be junior and subordinate to any rights Collateral Agent may have against Company, to all right, title and interest Collateral Agent may have in any such other collateral or security, and to any right Collateral Agent may have against any such guarantor.

         (e) Collateral Agent shall have no obligation to disclose or discuss with Valhi its assessment, or Valhi's assessment, of the financial condition of Company. Valhi has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Notes, and Valhi assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Secured Obligations. Valhi hereby waives and relinquishes any duty on the part of Collateral Agent to disclose any matter, fact or thing relating to the business, operations or condition of Company now known or hereafter known by Collateral Agent.

           SUBROGATION. After all of the Notes have been paid in full in cash,

Valhi shall be subrogated to the right of the holders of the Notes to receive distributions and payments applicable to the Notes to the extent that any proceeds of the Valhi/Snake Account have been applied to the payment of the Notes. Proceeds of the Valhi/Snake Account that have been applied to the payment of the Notes are not, as between the Company and Valhi, a payment by the Company on the Notes.
           AMENDMENTS; ETC. No amendment or waiver of any provision of this

Agreement, or consent to any departure by Company or Valhi herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent, the Company and Valhi and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

           NOTICES.  Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy, or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

           FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.  No failure or delay on the part of Collateral Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

           SEVERABILITY.  In case any provision in or obligation under this

Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

           HEADINGS.  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

           GOVERNING LAW; TERMS.  THIS AGREEMENT SHALL BE GOVERNED BY, AND

SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PAYMENT DEPOSIT ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Note Purchase Agreements, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

           CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL JUDICIAL

PROCEEDINGS BROUGHT AGAINST COMPANY OR VALHI ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH OF COMPANY AND VALHI ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.

           WAIVER OF JURY TRIAL.  EACH OF COMPANY, VALHI AND COLLATERAL AGENT

HEREBY AGREES TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Company, Valhi and Collateral Agent each acknowledge that this waiver is a material inducement for Company, Valhi and Collateral Agent to enter into a business relationship, that Company, Valhi and Collateral Agent have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each of Company, Valhi and Collateral Agent further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

           COUNTERPARTS.  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


         [Remainder of page intentionally left blank]
         IN WITNESS WHEREOF, Company, Valhi and Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                        SNAKE RIVER SUGAR COMPANY


                        By:

                        Name:

                        Title:

                        Notice Address:
                        Snake River Sugar Company
                        2427 Lincoln Avenue
                        P.O. Box 1520
                        Ogden, Utah  84402





                        VALHI, INC.


                        By:

                        Name:
                        Title:

                        Notice Address:

                        Valhi, Inc.
                        Three Lincoln Center
                        5430 LBJ Freeway
                        Suite 1700
                        Dallas, Texas 75240-2697






                        FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Collateral Agent


                        By:

                        Name:

                        Title:

                        Notice Address:

                        First Security Bank,
                        National Association
                        79 South Main Street
                        Corporate Trust Department
                        Salt Lake City, Utah  84111